Offerings - Offering: 1	Jun. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock,
Amount Registered | shares	10,000,000
Proposed Maximum Offering Price per Unit	0.01
Maximum Aggregate Offering Price	$ 100,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13.81
Offering Note	The registration fee is calculated under Section 6(b) of the Securities Act of 1933 at the rate in effect for fiscal year 2026 of $138.10 per $1,000,000 of the proposed maximum aggregate offering price. The proposed maximum aggregate offering price of $100,000 is based on 10,000,000 shares of common stock offered at a fixed price of $0.01 per share pursuant to Rule 457(a). The resulting registration fee is $13.81.